SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                October 26, 1999
                                ----------------

                         CALIBER LEARNING NETWORK, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Maryland                     000-23945                52-2001020
        --------                     ----------               -----------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)



                             500 South Exeter Street
                            Baltimore, Maryland 21202
                            -------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 843-1000
                                 --------------
                         (Registrant's telephone number)

Item 5.     Other Events.
            -------------

         In a private placement, the Company raised $15,000,000 through the sale of 150,000 shares of its Series A Convertible Preferred Stock ("Preferred Stock") to three funds managed by Fleming Asset Management. The Preferred Stock is convertible into the Company's Common Stock at $5.50 per share, subject to adjustment under certain circumstances. The holders of the Preferred Stock, as a separate class, are entitled to elect one person to the Company's Board of Directors. The Company will use the net proceeds of the investment to fund future development opportunities and for general corporate purposes.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)      Exhibits.

         Exhibit No.                      Description
         -----------                      -----------

           3.01               Articles Supplementary

           10.01 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Fleming US Discovery Fund III, L.P.

           10.02 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Fleming US Discovery Offshore Fund III, L.P.

           10.03 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Robert Fleming Nominees Limited

           10.04 Registration Rights Agreement among Caliber Learning Network, Inc., Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund, L.P. and Robert Fleming Nominees Limited

           10.05 Stockholders' Agreement among Caliber Learning Network, Inc., Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund, L.P., Robert Fleming Nominees Limited and Chris L. Nguyen

           99.1               Press Release dated October 27, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 29, 1999                   CALIBER LEARNING NETWORK, INC.



                                            By: /s/ Chris L. Nguyen
                                                ------------------------------
                                                Chris L. Nguyen, President and
                                                 Chief Executive Officer

                         CALIBER LEARNING NETWORK, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


         Exhibit No.                      Description
         -----------                      ------------
           3.01               Articles Supplementary

           10.01 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Fleming US Discovery Fund III, L.P.

           10.02 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Fleming US Discovery Offshore Fund III, L.P.

           10.03 Preferred Stock Purchase Agreement among Caliber Learning Network, Inc. and Robert Fleming Nominees Limited

           10.04 Registration Rights Agreement among Caliber Learning Network, Inc., Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund, L.P. and Robert Fleming Nominees Limited

           10.05 Stockholders' Agreement among Caliber Learning Network, Inc., Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund, L.P., Robert Fleming Nominees Limited and Chris L. Nguyen

           99.1               Press Release dated October 27, 1999